UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2006
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 PRESS RELEASE 04/20/06
EX-99.2 LETTER OF INTENT 04/20/06

Item 7.01 Regulation FD Disclosure.
     On April 20, 2006, Marsh Supermarkets, Inc. (the “Registrant”), announced that it had entered into a letter of intent with Sun Capital Partners Group IV, Inc. (“Sun Capital”), pursuant to which Sun Capital confirmed its intent to acquire all of the outstanding shares of the Registrant’s two classes of common stock for a proposed cash consideration of $11.125 per share. A copy of the press release announcing the letter of intent is attached to this Current Report on Form 8-K as Exhibit 99.1.
     The transaction is subject to satisfactory completion of the due diligence investigation of Sun Capital and the negotiation and execution of a definitive agreement on terms and conditions acceptable to both the Registrant and Sun Capital. There can be no assurance that definitive agreements will be signed by the parties or that a transaction will be completed.
     Pursuant to the letter of intent, the Registrant agreed that, for twenty-one days ending May 11, 2006, the Registrant will not, directly or indirectly, take any action to initiate, solicit, or seek, any inquiries, proposals or offers from any third party regarding any acquisition of the Registrant, any merger or consolidation with or involving the Registrant, or any acquisition of any portion of the stock or assets of the Registrants, or provide any information to any third party in connection with a potential transaction or enter into any contract agreement or arrangement for a potential transaction. If the Registrant were to breach its obligations in the letter of intent with respect to exclusivity, the Registrant would be required to reimburse Sun Capital for its out-of-pocket expenses up to a maximum of $5 million.
     The foregoing summary is qualified in its entirety by the complete text of the letter of intent which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit No.	Description
99.1	Press release of the Registrant dated April 20, 2006.

99.2	Letter of intent, dated April 20, 2006, between Sun Capital Partners Group IV, Inc. and the Registrant.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 21, 2006

MARSH SUPERMARKETS, INC.
By:	/s/ P. Lawrence Butt
	Name:	P. Lawrence Butt
	Title:	Senior Vice President, Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of the Registrant dated April 20, 2006.

99.2	Letter of intent, dated April 20, 2006, between Sun Capital Partners Group IV, Inc. and the Registrant.